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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 22, 2001
                           ---------------------------
                                 Date of Report



                            WOMEN.COM NETWORKS, INC.
             (exact name of registrant as specified in its charter)

        Delaware                                     0-26055                                    13-4059516
-----------------------                      -----------------------             --------------------------------------
(State of incorporation)                      Commission File Number             (I.R.S. Employer Identification Number)

                          1820 Gateway Drive, Suite 100
                           San Mateo, California 94044
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 378-6500
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On February 22, 2001, Women.com Networks, Inc. (the "Company") executed Amendment No. 1 to Agreement and Plan of Merger (the "Amendment") with iVillage Inc., a Delaware corporation ("iVillage"), and Stanhope Acquisition Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of iVillage ("Merger Sub"). The Amendment amends certain provisions of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, iVillage and Merger Sub, which contemplates the merger of Merger Sub into the Company (the "Merger"), causing the Company to become a wholly-owned subsidiary of iVillage. A copy of the Merger Agreement is contained in the Company's report on Form 8K filed with the Securities and Exchange Commission on February 13, 2001. The amendments to the Merger Agreement contained in the Amendment include, among other things, revisions to the provision relating to the calculation of the exchange ratio if the Company does not meet certain cash and working capital requirements and the addition of a closing condition relating to the delivery of a tax opinion to the Company. The description contained in this Item 5 of the amendments contemplated by the Amendment and the transactions contemplated in the Merger Agreement is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this report, and the Merger Agreement, a copy of which is attached to the Company's report on Form 8K filed with the Securities and Exchange Commission on February 13, 2001.

     The iVillage common stock to be issued in connection with the Merger may not be offered, nor may offers to acquire such stock be accepted, prior to the time such a registration statement becomes effective. This report shall not constitute an offer to sell or the solicitation of an offer to buy any iVillage common stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     Exhibit
     Number        Description
     -------       -----------
       2.1*        Agreement and Plan of Merger dated as of February 5, 2001, among iVillage, Inc., a Delaware corporation, Stanhope
                   Acquisition Sub, LLC, a Delaware limited liability company and Women.com Networks, Inc., a Delaware corporation.

       2.2         Amendment No. 1 to Agreement and Plan of Merger dated as of
                   February 22, 2001 among iVillage, Inc., a Delaware corporation, Stanhope Acquisition Sub, LLC, a Delaware limited liability company and Women.com Networks, Inc., a Delaware corporation.

      99.1*        Form of Stockholder Voting Agreement dated as of February 5,
                   2001, between iVillage, Inc., a Delaware corporation, and Hearst Communications, Inc.

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*  Incorporated by reference to the exhibit to registrant's report on Form 8K filed with the Securities and Exchange Commission on February 13, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WOMEN.COM NETWORKS, INC.
Date: March 7, 2001

                                       By: /s/ Marleen McDaniel
                                           --------------------
                                       Name: Marleen McDaniel
                                       Title: PRESIDENT & CEO

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                                 EXHIBIT INDEX

     Exhibit
     Number        Description
    -------        -----------
       2.1*        Agreement and Plan of Merger dated as of February 5, 2001, among iVillage, Inc., a Delaware corporation, Stanhope
                   Acquisition Sub, LLC, a Delaware limited liability company and Women.com Networks, Inc., a Delaware corporation.

       2.2         Amendment No. 1 to Agreement and Plan of Merger dated as of
                   February 22, 2001 among iVillage, Inc., a Delaware corporation, Stanhope Acquisition Sub, LLC, a Delaware limited liability company and Women.com Networks, Inc., a Delaware corporation.

      99.1*        Form of Stockholder Voting Agreement dated as of February 5,
                   2001, between iVillage, Inc., a Delaware corporation, and Hearst Communications, Inc.

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*  Incorporated by reference to the exhibit to registrant's report on Form 8K filed with the Securities and Exchange Commission on February 13, 2001.